THE SENTINEL FUNDS

               SUPPLEMENT DATED DECEMBER 29, 1998 TO PROSPECTUS
                               DATED MAY 4, 1998

Sentinel Financial Service Company, the Funds' distributor, has extended the sales contest described on page 38 of the Prospectus, so that the ending date for qualifying sales for the contest will be January 15, 1999, instead of December 31, 1998.